RSA US 1/2017 EXHIBIT 10.7 ______ ___, 201__ Federal Signal Corporation 2015 Executive Incentive Compensation Plan Restricted Stock Award Agreement You have been selected to receive this grant of Restricted Stock (“Award”) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Plan”), as specified below: Participant: Date of Grant: Number of Shares of Restricted Stock Granted: Lapse of Restriction Date: Restrictions placed on the shares of Restricted Stock shall lapse on the date and in the amount listed below: ___ on _____ ___, 20__ [3-year cliff vesting] This Award is subject to the terms and conditions prescribed in the Plan and in the Federal Signal Corporation Restricted Stock Unit Award Agreement No. 2017 attached hereto and incorporated herein. Together, this Award and the attached award agreement shall be referred to throughout each as the “Award Agreement.” IN WITNESS WHEREOF, the parties have caused this Award Agreement to be executed as of the Date of Grant. PARTICIPANT FEDERAL SIGNAL CORPORATION By: Print Name Chief Executive Officer Signature Address Participant agrees to execute this Award Agreement and return one copy to Mike Basili at Federal Signal Corporation, 1415 W. 22nd Street, Suite 1100, Oak Brook, IL 60523 within 45 days of the above date or forfeit the restricted stock award. Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

This document constitutes part of the prospectus covering securities that have been registered under the Securities Act of 1933, as amended. FEDERAL SIGNAL CORPORATION RESTRICTED STOCK AWARD AGREEMENT NO. 2017 This Award Agreement, which includes the attached cover page, effective as of the Date of Grant, represents the grant of shares of restricted stock (the “Restricted Stock”) by the Company to the Participant named in this Award Agreement, pursuant to the provisions of the Plan. The Company established the Plan pursuant to which, among other things, options, stock appreciation rights, restricted stock and stock units, stock bonus awards, dividend equivalents and/or performance compensation awards may be granted to eligible persons. The Plan and this Award Agreement provide a complete description of the terms and conditions governing the Restricted Stock. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Award Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The Board of Directors and the Committee have determined that the interests of the Company will be advanced by encouraging and enabling certain of its employees to own shares of the Stock, and that Participant is one of those employees. NOW, THEREFORE, in consideration of services rendered and the mutual covenants herein contained, the parties agree as follows: Section 1. Certain Definitions As used in this Award Agreement, the following terms shall have the following meanings: A. “Affiliate” means with respect to any Person, any other Person (other than an individual) that controls, is controlled by, or is under common control with such Person. The term “control,” as used in this Award Agreement, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Controlled” and “controlling” have meanings correlative to the foregoing. B. “Board of Directors” means the board of directors of the Company. C. “Code” means the Internal Revenue Code of 1986, as amended. D. “Committee” means the Compensation and Benefits Committee of the Board of Directors or a subcommittee or other committee appointed to administer the Plan in accordance with the Plan. E. “Company” means Federal Signal Corporation, a Delaware corporation. F. “Date of Grant” means the date set forth on this Award Agreement. G. “Disability” shall have the meaning ascribed to that term in the Company’s long-term disability plan applicable to Participant, or if no such plan exists, at the discretion of the Committee and as determined by the Committee. H. “Lapse of Restriction Date” means the date set forth on this Award Agreement. I. “Participant” means the individual shown as the recipient of an award of Restricted Stock, as set forth on this Award Agreement. J. “Person” means a “person” as such term is used for purposes of 13(d) or 14(d), or any successor section thereto, of the Securities Exchange Act of 1934, as amended, and any successor thereto. K. “Stock” means the common stock of the Company. L. “Fair Market Value” shall have the meaning set forth in the Plan.

Section 2. Employment with the Company Except as may otherwise be provided in Sections 6A, 6B, 7 or 8, the Restricted Stock granted hereunder is granted on the condition that Participant remains an Employee of the Company from the Date of Grant through (and including) the Lapse of Restriction Date set forth in this Award Agreement (the “Period of Restriction”). This grant of Restricted Stock shall not confer any right to Participant (or any other participant) to be granted Restricted Stock or other awards in the future under the Plan. Section 3. Issuance of Restricted Stock; Certificate Legend Evidence of the issuance of the Restricted Stock pursuant to this Award Agreement may be accomplished in such manner as the Company or its authorized representatives shall deem appropriate, including, without limitation, electronic registration, book entry registration or issuance of a stock certificate or stock certificates in the name of Participant. In the event the Restricted Stock is issued in book-entry form, the depository and the Company's transfer agent shall be provided with appropriate notice referring to the terms, conditions and restrictions applicable to the Restricted Stock, together with such stop-transfer instructions as the Company deems appropriate. The Company may retain, at its option, the physical custody of any stock certificate representing any Restricted Stock, or require that such certificates be placed in escrow or trust, until all restrictions applicable thereto are removed or lapse. Participant shall promptly surrender to the Company for cancellation any stock certificate representing Restricted Stock that has been forfeited. Any stock certificates representing the Restricted Stock, when issued, shall bear appropriate legends with respect to the restrictions on transferability contained in the Plan and this Award Agreement and shall also bear appropriate legends required under the Securities Act of 1933, as amended. Section 4. Removal of Restrictions Except as may otherwise be provided herein and in the Plan, the shares of Restricted Stock granted pursuant to this Award Agreement shall become freely transferable by Participant on the date and in the amount set forth under the Lapse of Restriction Date set forth in this Award Agreement, subject to applicable federal and state securities laws. Once shares of Restricted Stock are no longer subject to any restrictions, Participant shall be entitled to have the legend or book entry registration required by Section 3 of this Award Agreement removed from the applicable stock certificates. Section 5. Voting Rights and Dividends During the Period of Restriction, Participant may exercise full voting rights and shall accrue all dividends and other distributions paid with respect to the shares of Restricted Stock while they are held. If any such dividends or distributions are paid in shares, such shares shall be subject to the same restrictions on transferability as are the shares of Restricted Stock with respect to which they were paid. Section 6. Termination of Employment A. If Participant dies or his or her employment is terminated by reason of Disability during the Period of Restriction, the Period of Restriction and the restrictions imposed on the shares of Restricted Stock held by Participant at the time of Participant’s death or Disability shall immediately lapse with all such Restricted Stock vesting and becoming freely transferable by Participant or his or her estate, subject to applicable federal and state securities laws. B. If Participant’s employment is terminated by reason of Participant’s retirement during the Period of Restriction on terms and conditions authorized in writing by the Committee, the Committee may exercise its discretion at or near Participant’s retirement date to provide that the Period of Restriction and restrictions imposed on some or all of the shares of Restricted Stock shall lapse on a dated determined by Committee, with such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. In exercising its discretion under this Section 6B, the Committee shall consider whether Participant: (1) remained employed in good standing with the Company through Participant’s retirement date; (2) provided reasonable written notice to the Company of Participant’s intention to retire of no less than 12 weeks; (3) materially breached any statutory, contractual, or common law duties owed to Company or any material Company policy, including but not limited to post-employment non-competition, non-solicitation and confidentiality obligations; and (4) failed in good faith to provide to and perform for Company all reasonably requested duties and responsibilities in connection with the transition of Participant’s duties and responsibilities. In exercising its discretion, the Committee shall also consider: (a) the financial status of the Company; (b) Company performance: (c) Company stock performance; and (d) where appropriate, input from Company management. In the event the Committee does not so exercise its discretion, Participant’s termination of employment by reason of retirement shall be considered a termination of employment for other reasons and Section 6C shall govern. C. If Participant’s employment terminates for any reason other than the reasons set forth in Sections 6A, 6B, 7 or 8, during the Period of Restriction, all shares of Restricted Stock held by Participant at the time of employment termination and still subject to a Period of Restriction or other restrictions shall be forfeited by Participant to the Company. The transfer of employment of Participant between the Company and any Affiliate (or between Affiliates) shall not be deemed a termination of employment for the purposes of this Award Agreement. Section 7. Change-in-Control In the event of a Change-in-Control of the Company during the Period of Restriction and prior to the Participant’s termination of employment with the Company and its Affiliates, the Period of Restriction and restrictions imposed on the shares of Restricted Stock shall immediately lapse, with all such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. Section 8. Acceleration of Vesting of Shares in the Event of Divestiture of Business Segment If the “Business Segment” (as that term is defined in this Section) in which Participant is primarily employed as of the “Divestiture Date” (as that term is defined in this Section) is the subject of a “Divestiture of a Business Segment” (as that term is defined in this Section), and such divestiture results in the termination of Participant’s employment with the Company and its Affiliates for any reason, the Period of Restriction and restrictions imposed on the shares of Restricted Stock subject to this Award Agreement shall immediately lapse, with all such shares of Restricted Stock vesting and becoming freely transferable by Participant, subject to applicable federal and state securities laws. For purposes of this Award Agreement, the term “Business Segment” shall mean a business line which the Company treats as a separate operating segment under the segment reporting rules under U.S. generally accepted accounting principles, which currently includes the following: Safety and Security Systems Group and Environmental Solutions Group. Likewise, the term “Divestiture Date” shall mean the date that a transaction constituting a Divestiture of a Business Segment is finally consummated. For purposes of this Award Agreement, the term “Divestiture of a Business Segment” means the following: A. When used with reference to the sale of stock or other securities of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, the sale, exchange, transfer, distribution or other disposition of the ownership, either beneficially or of record or both, by the Company or one of its Affiliates to “Nonaffiliated Persons” (as that term is defined in this Section) of 100% of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; B. When used with reference to the merger or consolidation of a Business Segment that is or becomes a separate corporation, limited liability company, partnership or other separate business entity, any such transaction that results in Nonaffiliated Persons owning, either beneficially or of record or both, one hundred percent (100%) of either (a) the then-outstanding common stock (or the equivalent equity interests) of the Business Segment or (b) the combined voting power of the then-outstanding voting securities of the Business Segment entitled to vote generally in the election of the board of directors or the equivalent governing body of the Business Segment; or C. When used with reference to the sale of the assets of the Business Segment, the sale, exchange, transfer, liquidation, distribution or other disposition of all or substantially all of the assets of the Business Segment necessary or required to operate the Business Segment in the manner that the Business Segment had been operated prior to the Divestiture Date. For purposes of this Award Agreement, the term “Nonaffiliated Persons” shall mean any persons or business entities which do not control, or which are not controlled by or under common control with, the Company.

Section 9. Restrictions on Transfer Unless determined otherwise by the Committee pursuant to the terms of the Plan, during the Period of Restriction, shares of Restricted Stock granted pursuant to this Award Agreement may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (a “Transfer”), other than by will or by the laws of descent and distribution, except as provided in the Plan. If any Transfer, whether voluntary or involuntary, of shares of Restricted Stock is made, or if any attachment, execution, garnishment, or lien shall be issued against or placed upon the shares of Restricted Stock, Participant’s right to such shares of Restricted Stock shall be immediately forfeited by Participant to the Company, and this Award Agreement shall terminate. Section 10. Adjustment in Certain Events If there is any change in the Stock by reason of stock dividends or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Stock or other securities of the Company, or other similar corporate transaction or event, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, the Committee may, in its sole discretion, make such adjustments to the Restricted Stock that it deems necessary or appropriate and as it may deem equitable in Participant’s rights. Section 11. Tax Withholding The Company shall have the power and the right to deduct or withhold, or require Participant or beneficiary to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including Participant’s FICA obligation), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement. Further, the Company can withhold amounts for federal, state, local or foreign income or employment taxes in accordance with any tax withholding policy that may be adopted by the Company and is in effect from time to time with respect to equity awards under the Plan irrespective of whether the amounts to be withheld exceed the lowest tax withholding amount that could be determined for the grantee under another tax withholding method. Participant may elect, subject to procedural rules adopted by the Committee, to satisfy the applicable withholding tax requirement, in whole or in part, by having the Company withhold shares having an aggregate Fair Market Value on the date the tax is to be determined, equal to such applicable withholding tax requirement. Section 12. Other Tax Matters Participant shall review with his or her own tax advisors the federal, state, local and other tax consequences, including those in addition to any tax withholding obligations, of the investment in the Restricted Shares and the transactions contemplated by this Award Agreement. Participant has the right to file an election under Section 83 of the Code. The filing of the 83(b) election is the responsibility of Participant. Participant must notify the Company of the filing on or prior to the day of making the filing. Section 13. Section 409A This Award Agreement shall be construed consistent with the intention that it be exempt from Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan or this Award Agreement, if at any time the Committee determines that this Award (or any portion thereof) may be subject to Section 409A, the Committee shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan or this Award Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for this Award to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Section 14. Source of Payment Shares of Stock transferable to Participant, or Participant’s Beneficiary, under this Award Agreement may be either Treasury shares, authorized but unissued shares, or any combination of such stock. The Company shall have no duties to segregate or set aside any assets to secure Participant’s right to receive shares of Stock under this Award Agreement. Participant shall not have any rights with respect to transfer of shares of Stock under this Award Agreement other than the unsecured right to receive shares of Stock from the Company.

Section 15. Continuation of Employment This Award Agreement shall not confer upon Participant any right to continuation of employment by the Company or its Affiliates, nor shall this Award Agreement interfere in any way with the Company’s or its Affiliates’ right to terminate Participant’s employment at any time. Section 16. Beneficiary Designation Participant may designate a beneficiary or beneficiaries (contingently or successively) to receive any benefits that may be payable under this Award Agreement in the event of Participant’s death and, from time to time, may change his or her designated beneficiary (“Beneficiary”). A Beneficiary may be a trust. A Beneficiary designation shall be made in writing in a form prescribed by the Company and delivered to the Company while Participant is alive. Section 17. Entire Award; Amendment This Award Agreement and the Plan constitute the entire agreement between the parties with respect to the terms and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto. The terms and conditions set forth in this Award Agreement may only be modified or amended in writing, signed by both parties. Section 18. Severability In the event any one or more of the provisions of this Award Agreement shall be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Award Agreement shall not in any way be affected or impaired thereby. Section 19. Miscellaneous A. This Award Agreement and the rights of Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Stock acquired pursuant to this Award Agreement, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such Stock is then listed and/or traded, and under any blue sky or state securities laws applicable to such Stock. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon Participant. B. The Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may materially and adversely affect Participant’s rights under this Award Agreement, without the written consent of Participant. C. Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Award Agreement. D. This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. E. This Award (including any proceeds, gains or other economic benefit actually or constructively received by Participant upon any receipt or exercise of any award or upon the receipt or resale of any Stock underlying the Award) shall be subject to the provisions of any clawback policy currently or subsequently implemented by the Company to the extent set forth in such policy. F. All obligations of the Company under the Plan and this Award Agreement, with respect to the Restricted Stock, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

G. To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflict of law.

FEDERAL SIGNAL CORPORATION RESTRICTED STOCK AWARD BENEFICIARY DESIGNATION Participant: Social Security No.: Address: Date of Birth: Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and/or fully identify any trust beneficiary by the Name of the Trust, Date of Execution of the Trust, the Trustee’s Name, the address of the trust, and the employer identification number of the trust): Primary Beneficiary(ies) Contingent Beneficiary(ies) Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when Participant has executed a new or amended Beneficiary Designation form, and the receipt of such form has been acknowledged by the Company, all in such manner as specified by the Company from time to time, or on a future date specified by any such new or amended Beneficiary Designation form. IN WITNESS WHEREOF, the parties have caused this Beneficiary Designation to be executed on the date designated below. Date: Signature of Participant Received: FEDERAL SIGNAL CORPORATION Date: By: Participant